Exhibit 99.1

Hanmi Financial Corporation  2012 West Coast Financial  Services Conference  March 6, 2012  Please read the following information before reviewing the information contained herein:  This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities  Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,”  “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other  comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot  guarantee future results, levels of activity, performance or achievements. All statements other than statements of historical fact are “forward-looking  statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and  financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans,  capital and financing needs and availability, plans and objectives of management for future operations, developments regarding our capital plans and  other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing. These statements involve  known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ  from those expressed or implied by the forward-looking statement. These factors include the following: inability to continue as a going concern;  inability to raise additional capital on acceptable terms or at all; failure to maintain adequate levels of capital and liquidity to support our operations;  the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business  conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in  consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for  loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate  spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration loans; failure to attract or  retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive  regulatory approval for Hanmi Bank to declare dividends to Hanmi Financial; adequacy of our allowance for loan losses, credit quality and the effect  of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our  borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to successfully  integrate acquisitions we may make; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our  reports filed with the U.S. Securities and Exchange Commission (“SEC”), including, in particular Item 1A of our Form 10K for the year ended December  31, 2010, as well as current and periodic reports filed with the U.S. Securities and Exchange Commission hereafter, which could cause actual results to  differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.  Forward Looking Statement Disclaimer  2  Investment Highlights  •Oldest and second largest Korean- American bank in the U.S.  •Attractive target market demographics  •Premier deposit franchise and  commercial banking platform  •Aggressive problem asset resolution and  significantly improved credit profile  •Five consecutive quarters of profitability  •Trading at $8.67, or 96% of tangible book  value on February 29, 2012  3  $-  $2.0  $4.0  $6.0  $8.0  $10.0  $12.0  $14.0 4Q10 1Q11 2Q11 3Q11 4Q11 $ in millions  Five Quarters of Profitability  Net Income Pre-Tax Pre-Provision Income  Premier Korean-American Bank in the U.S.  •Hanmi Bank is the oldest Korean- American franchise in the U.S.,  celebrating its 30th anniversary in 2012  •#2 market share among Korean- American banks in California, which is  the largest Korean-American market in  the U.S.  •Specializes in commercial, SBA and  trade finance lending  •Operates 27 branches in Los Angeles,  Orange, San Bernardino, San Francisco,  Santa Clara and San Diego counties  CA Korean-American Deposit Market Share(1)  Source: SNL Financial based on June 30, 2011 data; BBCN Bank is total of Center Financial and NARA data.  (1) Market share among all Korean-American banks with deposits in California.  4  Korean-American Banking Opportunity  •Large Korean-American population in the U.S. with concentration in key markets  oLos Angeles is home to the largest Korean-American population in the U.S.  oOther key markets include New York, New Jersey, Chicago, Texas, Seattle and Atlanta  •Continuing influx of Korean immigrants and funds  from the ratification of the Visa Waiver Program  and Korea's liberal foreign investment policies  •Business ownership among Korean-Americans  is 60% greater than the national average(1)  •Aging of first generation Korean-Americans creates  substantial fee-based revenue opportunities:  retirement planning and wealth management  •Recently ratified by the U.S., the Free Trade Agreement with Korea may bolster trade  between the two countries providing opportunities for increased trade finance lending  5 (1) U.S. Census and Marcus Noland Paper “The Impact of Korean Immigration to the U.S. Economy.”  Premier Management Team  6  Executive /  Director  Years  w/  Bank  Years in  Industry  Relevant Experience  Joseph K. Rho  Chairman of the  Board  27  27  .Prominent and well-respected  business executive in the  Korean-American community  .Significant financial services  experience including Principal  at J&S Investment and Joseph K.  Rho Insurance Company, among  others  Jay S. Yoo  President, CEO &  Director  3  41  .Former President, CEO and  Chairman of the Board of Woori  America Bank in New York  .Led Woori America’s expansion  effort in the U.S. with four  consecutive years of very  strong regulatory ratings   Premier Management Team  7  Executive /  Director  Years w/  Bank  Years in  Industry  Relevant Experience  Lonny Robinson  Executive VP &  CFO  <1  25  .Former Executive Vice President and Chief Financial Officer  of Center Financial Corp. and Opportunity Bancshares  .Previously served as a Project Consultant for Resources  Global Professionals and a CPA with Ernst & Young  .Extensive M&A and capital raising experience  Jung Hak Son  Executive VP &  CCO  11  24  .Formerly served as Senior Vice President and District Leader  at Pacific Union Bank (acquired by Hanmi) and Hanmi Bank  .Spearheaded the credit turnaround at Hanmi upon  assuming the position of CCO in 2009  Mark Yoon  Senior VP & Chief  Strategy Officer  3  15  .Formerly served as Deputy CFO, Treasurer, and Senior  Planning Officer at Hanmi  .Former Controller at First Standard Bank (now Open Bank)  .Previously served in various accounting and strategy  consulting positions at Deloitte & Touche, Effectuare and  IGS Consulting Group   2011 Developments  •Hanmi’s 4Q11 earnings were its fifth consecutive profitable quarter, earning 9.50% ROE  while maintaining a 10.36% tangible equity ratio  •Continued core earnings expansion for the year  oNIM increased 13bps to 3.68% in 2011  oEfficiency ratio(1) declined to 67.22% from 73.74%  •Dramatically improved credit quality  oNPAs declined 64% to $52.6 million year-over-year  oNPL outflows, driven by note sales and principal  paydowns, declined to 2.70% of gross loans  oReserves / NPLs increased to 171.7% from  102.5% a year ago  •Further enhancements to management team  oLonny Robinson named CFO  oEstablished a new corporate strategy department  and appointed Mark Yoon as Chief Strategy Officer  8  Source: Derived from Company’s 10-Q and earnings release.  (1) Calculated as noninterest expense / (net interest income + noninterest income).  3.30% 3.35% 3.40% 3.45% 3.50% 3.55% 3.60% 3.65% 3.70% 3.75% 4Q10 1Q11 2Q11 3Q11 4Q11 Net Interest Margin  •Earned $5.5 million in 4Q11, bringing 2011  net income to $28.1 million  •Return on Assets was 0.81% in 4Q11 and  1.01% in 2011  •Generated Return on Tangible Equity of  9.58% and 14.24% in Q4 and 2011,  respectively  •Operating efficiencies improved with total  overhead costs down 13% in 2011 from 2010  Fifth Consecutive Quarter of Profitability  Source: Derived from Company’s 10-K, 10-Q’s and earnings releases.  (1) Pre-tax pre-provision earnings calculated as pre-tax income + OREO expense + provision expense. Adjusted for $2.2 million of offering expenses for Q2  2011. See news release of January 19, 2012 for reconciliation of non-GAAP financial measures.  9  0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 4Q10 1Q11 2Q11 3Q11 4Q11 Tangible Equity/Tangible  Assets  Bank Holding Company  Improving Operating Efficiency  Source: Derived from Company’s 10-K, 10-Q’s and earnings releases.  (1) Calculated as noninterest expense / (net interest income + noninterest income). See news release of 1/19/2012 for reconciliation of non-GAAP financial  measures.  10  •Downward trend in efficiency ratio due to  continued alignment of expense base to  revenues  •Current platform will benefit from  improvements driven by:  oRevenue growth  oLower overhead expenses  oElimination of non-recurring charges  •Returning non-performing assets to  productive status  0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 4Q10 1Q11 2Q11 3Q11 4Q11 Efficiency Ratio  Dramatic Credit Improvement  •Hanmi has aggressively managed its  problem assets in the past two years  •Executed note sales rather than time  consuming and labor intensive  foreclosures  •This aggressive asset resolution strategy  has resulted in a 82% and 53% decline in  NPAs and classified loans, respectively,  from peak levels  •NPAs declined 64.1% year-over-year to  $52.6 million or 1.91% of total assets,  from $146.5 million, or 5.04% of total  assets at the end of 2010  11  Source: Derived from Company’s 10-K and 10-Q’s.  (Classified loans are adjusted for $50.4 million NPLs current on payments and $12.5 million SBA-guaranteed NPLs.  0% 20% 40% 60% 80% 100% 120% 4Q10 1Q11 2Q11 3Q11 4Q11 Classified Loans/Tier1 + ALLL  Conservatively Marked Portfolio  •As of 4Q11, NPLs have been charged  down to 69% of original principal  balances  •Net of specific reserves, NPLs are  being carried at approximately 59% of  original principal balances  •Hanmi has sold approximately $321  million of NPLs at 57% of original  principal balances in the past eight  quarters  Source: Derived from Company’s 10-K and 10-Q’s.  (1) Original principal balance excludes loan pay downs.  12  $0 $20 $40 $60 $80 $100 $120 $140 $160 4Q10 1Q11 2Q11 3Q11 4Q11 $ in millions  Nonperforming Loans and  Reserves  NPLs Reserves  Strong Reserves  •Reserves / NPLs of 171% is  significantly higher than national  averages  •Reserves / Gross Loans of 4.6% is  also much higher than national  averages  Source: Company data derived from 10-K and 10-Q filings. Peer data from SNL Financial. 13  0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 4Q10 1Q11 2Q11 3Q11 4Q11 Reserves/NPAs  HAFC SNL US Bank Index  Attractive Deposit Funding Base  Source: Derived from Company’s 10-K and 10-Q filings.  Cost of deposits declined to 90 bps in 4Q11 from 266 bps four years ago  Demand -  Noninterest- Bearing  27%  Savings  5%  Money Market  and Now  19%  Time Deposits  of $100,000+  35%  Retail Time  Deposits  14%  Brokered  0%  Strategic Objectives  •Expand Profitability  oReallocate excess liquidity  oContinue to expand NIM  oLower adjusted efficiency ratio  •Pursue Growth Opportunities  oAbility to attract customers as a result  of two competitors merging  oOther strategic opportunities both in- market and selected target markets  15  $0 $5 $10 $15 $20 $25 $30 $35 $40 4Q10 1Q11 2Q11 3Q11 4Q11 $ in  millions  SBA Loan Originations  Capitalization  •In November, raised new capital of $77.1 million in net proceeds, further  solidifying its balance sheet  •Issued 12.6 million shares (adjusted for a 1-for-8 reverse split)  •The Bank’s tangible common equity to tangible assets ratio at  December 31, 2011, was 12.48% up from 10.63% at September 30, 2011  • At the holding company level, the tangible common equity ratio was 10.36%  •Tangible book value was $9.04 per share  16  Investment Highlights  •Oldest and second largest Korean American  bank in the U.S.  •Well positioned branch network in  Southern California’s Korean American  neighborhoods.  •Premier deposit franchise and commercial  banking platform  •Aggressive problem asset resolution  resulting in significantly improved credit  profile  •Substantial capital position and reserves  •Five consecutive quarters of profitability  •Trading at $8.67, or 96% of tangible book  value on February 29, 2012  17  Stock Price Performance